Exhibit 99.3
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
          The following unaudited pro forma condensed combined financial statements are presented to illustrate the estimated effects of the acquisition of Software Medium, Inc. and Veridyn LLC (“SMI”) on our historical financial position and our results of operations. We have derived our historical consolidated financial data for the year ended September 30, 2005 from our audited consolidated financial statements. We have derived our historical consolidated financial data as of and for the three months ended December 31, 2005 from our unaudited condensed consolidated financial statements.
          We have derived the historical combined financial data for SMI for the year ended September 30, 2005 from its unaudited combined financial statements. We have derived its historical consolidated balance sheet as of December 31, 2005 from its audited consolidated financial statements included elsewhere herein and the historical condensed financial data for the three months ended December 31, 2005 from its unaudited consolidated financial statements.
          The unaudited pro forma condensed consolidated statements of operations for the year ended September 30, 2005 and the three months ended December 31, 2005 assume that the acquisition took place on October 1, 2004. The unaudited pro forma condensed consolidated balance sheets as of September 30, 2005 and December 31, 2005 also assumes that the acquisition took place on that date. The information presented in the unaudited pro forma condensed consolidated financial statements does not purport to represent what our financial position or results of operations would have been had the acquisition and financing occurred as of the dates indicated, nor is it indicative of our future financial position or results of operations for any period.
          The pro forma adjustments are based upon available information and certain assumptions that we believe are reasonable under the circumstances. The purchase price allocation is pending an independent evaluation of the fair value of the assets acquired, primarily the long-term intangible assets. We expect the evaluation to be completed and available for reporting in our March quarter of 2006. That evaluation will determine the amount of amortizable intangibles and the resulting impact on future earnings.
          The unaudited pro forma condensed combined financial statements should be read in conjunction with the accompanying notes and assumptions, our historical consolidated financial statements and related notes included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2005 and in our Quarterly Report on Form 10-Q for the quarterly period ended December 31, 2005 and the historical combined financial statements and related notes of SMI included elsewhere herein.

Notes to unaudited pro forma condensed consolidated balance sheet
a)	Under the purchase method of accounting, the total estimated consideration as shown in the table below is allocated to the tangible and intangible assets and liabilities based on their estimated fair values as of the date of completion of the acquisition. The estimated consideration is allocated as follows:

Calculation of Consideration:
Cash consideration to seller	$550
Guaranteed bonus to seller	275
Estimated direct transaction costs	150

Total Consideration	$975

Allocation of consideration:
Property and equipment	$57
Intangibles (to be allocated to Goodwill, Customer relationships and Covenant not to Compete	918

Total purchase price	$975

b)	All assets and liabilities except $57 of property and equipment were retained by seller.

c)	Cash reduction for consideration to seller of $550.

d)	To accrue seller bonus and estimated direct transaction costs of $425 less $57 for payoff of sellers’ obligation for property and equipment.

Unaudited Pro Forma Condensed Consolidated Balance Sheet
December 31, 2005
(In Thousands)

		Software Medium, Inc
	En Pointe	and			Pro Forma
	Technologies, Inc	Veridyn, LLC	Adjustments		Consolidated
ASSETS:
Current assets:
Cash	$7,793	$44	$(594	) b) c)	$7,243
Restricted cash	72	—	—		72
Accounts receivable, net	50,846	1,178	(1,178	) b)	50,846
Inventories, net	6,855	—	—	b)	6,855
Prepaid expenses and other current assets	662	17	(17	) b)	662

Total current assets	66,228	1,239	(1,789)		65,678
Property and equipment, net of accumulated depreciation and amortization	2,968	193	(136	) b)	3,025
Other assets	780	147	771	b)	1,698

Total assets	$69,976	$1,579	$(1,154)		$70,401

LIABILITIES AND STOCKHOLDERS’ EQUITY:
Current liabilities:
Accounts payable, trade	$27,361	$2,379	$(2,379	) b)	$27,361
Borrowings under line of credit	14,817	30	(30	) b)	14,817
Accrued liabilities	4,095	1,189	(764	) b) d)	4,520
Accrued taxes and other liabilities	4,691	—	—	b)	4,691

Total current liabilities	50,964	3,598	(3,173)		51,389
Long term liabilities	700			b)	700

Total liabilities	51,664	3,598	(3,173)		52,089

Minority interest	850	—	—		850

Stockholders’ equity:
Preferred stock Common stock	7	1	(1	) b)	7
Additional paid-in capital	41,726	(39)	39	b)	41,726
Treasury stock	(1)	(184)	184	b)	(1)
Accumulated deficit	(24,270)	(1,797)	1,797	b)	(24,270)

Total stockholders’ equity	17,462	(2,019)	2,019		17,462

Total liabilities and stockholders’ equity	$69,976	$1,579	$(1,154)		$70,401

See Notes to Condensed Consolidated Pro Forma Financial Statements.

Unaudited Pro Forma Condensed Consolidated Statements of Operations
Three Months Ended December 31, 2005
(in thousands, except per share data)

		Software Medium, Inc
	En Pointe	and			Pro Forma
	Technologies, Inc	Veridyn, LLC	Adjustments		Consolidated
Net sales:
Product	$67,257	$1,825	$		$69,082
Service	11,431	398			11,829

Total net sales	78,688	2,223			80,911

Cost of sales:
Product	63,202	1,475			64,677
Service	7,966	187			8,153

Total cost of sales	71,168	1,662			72,830

Gross profit:
Product	4,055	350			4,405
Service	3,465	211			3,676

Total gross profit	7,520	561			8,081

Selling and marketing expenses	6,074	118			6,192
General and administrative expenses	2,518	584			3,102

Operating (loss) income	(1,072)	(141)			(1,213)

Interest (income) expense, net	(6)	32			26
Other income, net	(16)				(16)

(Loss) income before income taxes and minority interest	(1,050)	(173)			(1,223)
Provision for income taxes	—

(Loss) income before minority interest	(1,050)	(173)			(1,223)
Minority interest	(53)				(53)

Net (loss) income	$(997)	$(173)		$—	$(1,170)

Pro forma net loss per share:					$(0.17)

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

Unaudited Pro Forma Condensed Consolidated Balance Sheet
September 30, 2005
(In Thousands)

		Software Medium, Inc
	En Pointe	and			Pro Forma
	Technologies, Inc	Veridyn, LLC	Adjustments		Consolidated
ASSETS:
Current assets:
Cash	$6,903	$173	$(723	) b) c)	$6,353
Restricted cash	72				72
Accounts receivable, net	40,916	1,083	(1,083	) b)	40,916
Inventories, net	10,367	—	—	b)	10,367
Prepaid expenses and other current assets	764	2	(2	) b)	764

Total current assets	59,022	1,258	(1,808)		58,472
Property and equipment, net of accumulated depreciation and amortization	3,070	225	(168	) b)	3,127
Other assets	804	247	671	b)	1,722

Total assets	$62,896	$1,730	$(1,305)		$63,321

LIABILITIES AND STOCKHOLDERS’ EQUITY:
Current liabilities:
Accounts payable, trade	$18,444	$1,929	$(1,929	) b)	$18,444
Borrowings under line of credit	16,824	31	(31	) b)	16,824
Accrued liabilities	4,344	1,616	(1,191	) b) d)	4,769
Accrued taxes and other liabilities	3,346		0	b)	3,346

Total current liabilities	42,958	3,576	(3,151)		43,383
Long term liabilities	584	—	—	b)	584

Total liabilities	43,542	3,576	(3,151)		43,967

Minority interest	903	—	—	b)	903

Stockholders’ equity:
Preferred stock Common stock	7	1	(1	) b)	7
Additional paid-in capital	41,718	(39)	39	b)	41,718
Treasury stock	(1)	(184)	184		(1)
Accumulated deficit	(23,273)	(1,624)	1,624	b)	(23,273)

Total stockholders’ equity	18,451	(1,846)	1,846		18,451

Total liabilities and stockholders’ equity	$62,896	$1,730	$(1,305)		$63,321

See Notes to Condensed Consolidated Pro Forma Financial Statements.

Unaudited Pro Forma Condensed Consolidated Statements of Operations
Year Ended September 30, 2005
(in thousands, except per share data)

		Software Medium, Inc
	En Pointe	and			Pro Forma
	Technologies, Inc	Veridyn, LLC	Adjustments		Consolidated
Net sales:
Product	$279,325	$12,375	$		$291,700
Service	49,007	1,434			50,441

Total net sales	328,332	13,809			342,141

Cost of sales:
Product	258,516	10,137			268,653
Service	34,758	785			35,543

Total cost of sales	293,274	10,922			304,196

Gross profit:
Product	20,809	2,238			23,047
Service	14,249	649			14,898

Total gross profit	35,058	2,887			37,945

Selling and marketing expenses	25,792	590			26,382
General and administrative expenses	10,143	2,998			13,141

Operating (loss) income	(877)	(701)			(1,578)

Interest (income) expense, net	(6)	132			126
Other income, net	(644)				(644)

(Loss) income before income taxes and minority interest	(227)	(833)			(1,060)
Provision for income taxes	21				21

(Loss) income before minority interest	(248)	(833)			(1,081)
Minority interest	393				393

Net income (loss)	$145	$(833)		$—	$(688)

Pro forma net loss per share:					$(0.10)

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.